UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: November 13, 2002




              CAREER WORTH, INC., nka U.S. HOMES & PROPERTIES, INC
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


         000-27557                                       87-0663193
-------------------------------            ------------------------------------
   (Commission File Number)                (IRS Employer Identification Number)


                                     NEVADA
        ---------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115
      --------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 281-0001
        ----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.           Other Events

On November 13, 2002, Career Worth, Inc. changed the name of the corporation to U.S. West Homes & Properties, Inc. The Articles of Amendment to the Articles of Incorporation have been duly filed with the Secretary of the State of Nevada. The name change had been approved by a majority of the Shareholders and the Board.

ITEM 7.           EXHIBITS

(C)      Exhibits.

Exhibit No.  Page No.  Description

10 (i)          *      Articles of Amendment to the Articles of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2002.


                                           Career Worth, Inc.,
                                           n/k/a U.S. Homes & Properties, Inc.




                                           By: /s/ David Wolfson
                                              --------------------------------
                                              David Wolfson, President






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Exhibit 10(i)
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               CAREER WORTH, INC.
                            ( a Nevada Corporation )

     Pursuant to NRS 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Career Worth, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada, this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Corporation"):

     Pursuant to the provisions of Section NRS 78.120 which states that "the board of directors has full control over the affairs of the corporation," the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of the Company.

     FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on September 22, 2000.

     SECOND: Article I of the Articles of Incorporation is amended and stated in its entirety to read as follows:

          "FIRST: The Name of the Corporation Shall be: U.S. Homes & Properties, Inc."

     IN WITNESS WHEREOF, these Articles of Amendment to the Articles of Incorporation are signed by the Board of Directors of the corporation this 13th day of November, 2002.




  /s/ David Wolfson                         /s/ Elizabeth Colmenares
--------------------------------------    ---------------------------------
David Wolfson, President and Director     Elizabeth Colmenares, Director


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